I, MAX MAXFIELD, Secretary of State of the State of Wyoming, do hereby certify that

Global Immune Technologies Inc.

a corporation originally organized under the laws of Canada on September 18, 1985, did on February 28, 2006 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of Wyoming.

I FURTHER CERTIFY that this corporation has renounced its state or country of incorporation, and is now organized under the laws of the state of Wyoming in accordance with W.S. 17-16-1710 and is in good standing as of the date of this certificate.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this Friday, May 11, 2007.

/s/ Max Maxfield
Secretary of State
[SEAL]
	By:	Candice Dillmon

Filed Date: February 28, 2006

Exhibit 3(i)
Page 1 of 8 Pages

[SEAL]	BRITISH COLUMBIA	Ministry of Finance Corporate and Personal Property Registries	Number: BC0297887

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that SECUREVIEW SYSTEMS INC. changed its name to GLOBAL IMMUNE TECHNOLOGIES INC. on May 2, 2005 at 08:45 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On May 2, 2005

/s/ Liz Mueller
[SEAL]	LIZ MUELLER Registrar of Companies Province of British Columbia Canada

Exhibit 3(i)
Page 2 of 8 Pages

[SEAL]	Number: 297887
BRITISH COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

INTERNATIONAL COMSTOCK EXPLORATION LTD.

has this day changed its name to

SECUREVIEW SYSTEMS INC.

Issued under my hand at Victoria, British Columbia On September 27, 2001

/s/ J.S. Powell
[SEAL]	JOHN S. POWELL Registrar of Companies PROVINCE OF BRITISH COLUMBIA CANADA

Exhibit 3(i)
Page 3 of 8 Pages

[SEAL]	Number: 297887
BRITISH COLUMBIA

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

AMERICAN COMSTOCK EXPLORATION LTD.

has this day changed its name to

INTERNATIONAL COMSTOCK EXPLORATION LTD.

Issued under my hand at Victoria, British Columbia On February 04, 1998

/s/ J.S. Powell
[SEAL]	JOHN S. POWELL Registrar of Companies PROVINCE OF BRITISH COLUMBIA CANADA

Exhibit 3(i)
Page 4 of 8 Pages

[SEAL]	Number: 297887

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that

CANADIAN COMSTOCK EXPLORATION LTD.

has this day changed its name to

AMERICAN COMSTOCK EXPLORATION LTD.

Issued under my hand at Victoria, British Columbia On June 07, 1995

/s/ J.S. Powell
[SEAL]	JOHN S. POWELL Registrar of Companies

Exhibit 3(i)
Page 5 of 8 Pages

CANADA		NUMBER 297887
PROVINCE OF BRITISH COLUMBIA
[SEAL]

Province of British Columbia
Ministry of Consumer and Corporate Affairs
REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

CANADIAN COMSTOCK EXPLORATION LTD.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

[SEAL]	AT VICTORIA, BRITISH COLUMBIA, THIS 18TH DAY OF SEPTEMBER, 1985 ROBERTA J. LOWDON DEPUTY REGISTRAR OF COMPANIES

Exhibit 3(i)
Page 6 of 8 Pages

[SEAL] BRITISH COLUMBIA	Ministry of Finance Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	Mailing Address: PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	Location: 2nd Floor 940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles BUSINESS CORPORATIONS ACT	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies /s/ Ron Townshend RON TOWNSHEND August 30, 2005

This Notice of Articles was issued by the Registrar on August 30, 2005 03:11 PM Pacific Time Incorporation Number: BC0297887 Recognition Date: Incorporated on September 18, 1985

NOTICE OF ARTICLES

Name of Company
GLOBAL IMMUNE TECHNOLOGIES INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 1450 - 1075 WEST GEORGIA STREET VANCOUVER BC V6E 3C9 CANADA	Delivery Address: 1450 - 1075 WEST GEORGIA STREET VANCOUVER BC V6E 3C9 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1450 - 1075 WEST GEORGIA STREET VANCOUVER BC V6E 3C9 CANADA	Delivery Address: 1450 - 1075 WEST GEORGIA STREET VANCOUVER BC V6E 3C9 CANADA

Exhibit 3(i)
Page 7 of 8 Pages

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
PERKS, DON

Mailing Address: TH B, 1199 MARINASIDE CRESENT VANCOUVER BC V6Z 2Y2 CANADA	Delivery Address: TH-B, 1199 MARINASIDE CRESENT VANCOUVER BC V6Z 2Y2 CANADA

Last Name, First Name, Middle Name:
VANZIFFLE, PIERS

Mailing Address: 638 MILLBANK VANCOUVER BC V5Z 4B7 CANADA	Delivery Address: 638 MILLBANK VANCOUVER BC V5Z 4B7 CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

Exhibit 3(i)
Page 8 of 8 Pages